UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               August 28, 2001
reported)                                       -------------------------------

                            ILLUMINET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                       98503
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including               (360) 493-6000
area code                                   ------------------------------------




                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

      On August 28, 2001, the Company announced that it had entered into a definitive agreement to acquire BellSouth International Wireless Services, Inc., a subsidiary of BellSouth Corporation, Inc. A copy of the press release announcing this event is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated August 28, 2001.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  August 28, 2001              ILLUMINET HOLDINGS, INC.


                                          By:    /s/ Daniel E. Weiss
                                              --------------------------------
                                             Daniel E. Weiss, Vice President -
                                             Finance and Chief Financial
                                             Officer